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                                                                    Exhibit 10.7

                                                    Account No.: _______________

                                                           Date: _______________

(MUNDERCAPITAL LOGO)

INVESTMENT ADVISORY AGREEMENT

480 Pierce Street
Birmingham, Michigan 48009

RE: North Pointe Insurance Company                                   ("Account")

The undersigned ("Client") employs Munder Capital Management ("Advisor") as investment advisor for the Account, and Advisor agrees to serve in that capacity, on the following terms and conditions:

1.   AUTHORITY (CHECK THE DESIRED ALTERNATIVE)

[X]  DISCRETIONARY

     Advisor shall have full power to supervise and direct the investment of the Account, making and implementing investment decisions, all without prior consultation with Client, in accordance with such objectives as Client may, from time to time, have furnished Advisor in writing, and subject only to such written limitations as Client may impose. In managing liquid assets of the Client, the Advisor may use affiliated money funds.

[ ]  NON-DISCRETIONARY

     Advisor shall make investment recommendations to Client, and Client will make all investment decisions with respect to investment of the Account. Advisor is authorized to place orders for the execution of securities transactions for the Account to implement Client's decisions.

2.   CUSTODY

     Client will appoint a custodian ("Custodian") to take and have possession of the assets of the Account. Advisor shall not be the Custodian. Advisor is authorized to instruct banks and broker-dealers to receive and/or deliver securities purchased or sold, against payment, to or from the undersigned Client's Account at FIFTH THIRD BANK.
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3.   BROKERAGE (CHECK THE DESIRED ALTERNATIVES)

[X]  DISCRETIONARY

     Advisor may place orders for the execution of transactions with or through such brokers, dealers, or banks as Advisor may select and, complying with
     Section 28 (e) of the Securities Exchange Act of 1934, may pay a commission on transactions in excess of the amount of commission another broker or dealer would have charged. This may result in incurring commissions for the Account from time to time to cover such services as, in Advisor's opinion, assist in the supervision of the Account and/or other accounts.

[ ]  CLIENT DIRECTED

     Advisor is directed to enter orders for the purchase and/or sale of securities for the Account through _______________________________________.

[ ]  LIMITED

     In certain cases, if Advisor believes that it is in the best interest of Client, Advisor is authorized to enter orders for the purchase and/or sale of securities for Client with broker-dealers of its selection, including affiliated brokers, rather than the one designated in the immediately preceding paragraph.

4.   REPORTS TO CLIENT

     Advisor will send Client an inventory of the investments of the Account as soon as reasonably possible after the end of each quarterly period. Copies of confirmations of transactions executed will be sent promptly to Custodian. The initial performance measurement period will begin within 90 days of funding the Account. Advisor does not assume responsibility for the accuracy of information furnished by Client or any other party.

5.   VOTING OF PORTFOLIO SECURITIES

     Unless otherwise specifically agreed in writing, Advisor will not be required to take any action, or render any advice, with respect to the voting of portfolio securities.

6.   EXCULPATORY PROVISION

     The Client agrees the Advisor's authority hereunder shall not be impaired because of the fact that Advisor may effect transactions with respect to securities for its own account or for the accounts of others that Advisor manages. These transactions may involve identical or similar securities that Advisor may execute at the same or different times. Except for negligence or malfeasance, or violation of fiduciary duty or applicable law, neither Advisor nor any of its officers, directors or employees shall be liable hereunder for any action performed or omitted to be performed or for any errors of judgement in managing the Account. The federal and state securities laws may impose liabilities under certain circumstances on persons who act in good faith; therefore, nothing herein shall in any way constitute a waiver or limitation of any rights that the undersigned may have under any federal and state securities laws.


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     If any loss is suffered due to the acts or omissions of a custodian, broker, dealer or underwriter to which Advisor has given investment instructions pursuant to this authority, the undersigned will look to the custodian, broker, dealer or underwriter, and not to Advisor to make restitution.

7.   NON-EXCLUSIVE CONTRACT

     Advisor acts as advisor to other clients and may give advice, and take action, with respect to any of those that may differ from the advice given, or the timing or nature of action taken, with respect to the Account. Advisor shall have no obligation to purchase or sell for the Account, or to recommend for purchase or sale by the Account, any security that Advisor, its principals, affiliates or employees may purchase or sell for themselves or for any other clients.

8.   AGREEMENT NOT ASSIGNABLE

     No assignment (as that term is defined in the Investment Advisors Act of 1940) of this agreement may be made by Advisor without written consent of Client.

9.   TERMINATION

     This agreement may be terminated at any time upon written notice by either party. Fees will be prorated to the date of termination set forth in such written notice.

10.  REPRESENTATIONS

     Advisor represents that it is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and that such registration is currently effective. If the Account is subject to the Employee Retirement Security Act of 1974, as amended, ("ERISA"), Advisor acknowledges that it is a "fiduciary" (as that term is defined under ERISA) with respect to the Account.

     Advisor represents that it will notify Client in the event of a change in the partners of the Advisor.

     Client represents that employment of Advisor is authorized by, has been accomplished in accordance with, and does not violate, the documents governing the Account. Client will furnish Advisor with true copies of all governing documents. If the Account is subject to ERISA: (i) Client acknowledges that, if the Account is discretionary, it is a "named fiduciary", as defined under ERISA, with respect to the control or management of the assets of the Account; and (ii) Advisor agrees to obtain and maintain a bond, satisfying the requirements of Section 412 of ERISA.

11.  COMMUNICATIONS

     Instructions with respect to securities transactions may be given orally and, where deemed necessary, may be confirmed in writing as soon as practicable.


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     Notices required to be given under this agreement shall be sent by certified mail and shall be deemed given when received at the addresses specified below, and as to the Custodian, at such address as it may specify to Advisor in writing, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Advisor may rely on any notice from any person reasonably believed to be genuine and authorized.

12.  FEES

     Advisor's compensation for services shall be calculated and paid in accordance with the following schedule of fees.

     The annual fee, based on quarterly market value of the account under supervision, will be:

               70 Basis Points

               Minimum Annual Fee: $20,000.00

     Fees will be computed based on quarterly market value, exclusive of amounts invested in affiliated Mutual Funds of the Advisor, payable quarterly in arrears. Fees for an initial period, if less than a full quarter, will be prorated accordingly. The first quarterly period is to begin on
     __________________________________________________________________________.

     [ ] By checking this box, Client hereby agrees that Advisor shall bill Custodian for all fees due and owing Advisor from Client pursuant to this Agreement and that Custodian is authorized to pay any such fees. Advisor shall provide Client with a copy of each bill at the same time that the bill is sent to Custodian, which bill shall, among other things, indicate the fee, the value of Client's assets for billing purposes, and the fee calculation.

13.  DISCLOSURE STATEMENT

     Client acknowledges receipt of Advisor's Disclosure Statement, which is Form ADV, Part II, as required by Rule 204-3 under the Investment Advisors Act of 1940, more than 48 hours prior to the date of execution of this agreement.

     If Advisor's Disclosure Statement has not been so received, Client shall have the option to terminate this agreement without penalty within five business days after that date of execution; however, any investment action taken by Advisor with respect to the Account prior to the effective date of such termination shall be at Client's risk.


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14.  ENTIRE AGREEMENT; GOVERNING LAW

     This agreement constitutes the entire agreement of the parties with respect to management of the Account and can be amended only by written document signed by the parties. With respect to its investment advisory activities, the Advisor acknowledges that it is subject to the federal securities laws. With respect to other contractual matters, this contract shall be governed by the internal laws of the State of Michigan.

     Very truly yours,

Client: NORTH POINTE INSURANCE COMPANY


By: /s/ FRANCIS C. FLOOD
    -----------------------------------
Name/Position-Duly Authorized Signatory
FRANCIS C. FLOOD, GENERAL COUNSEL

Date:
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Address: 28819 FRANKLIN ROAD
City/State/Zip: SOUTHFIELD MI 48034


ACCEPTED BY:

Munder Capital Management
480 Pierce Street, Suite 300
P.O. Box 3043
Birmingham, MI 48012-3043



By: /s/ Peter K. Hoglund/CAO
    -----------------------------------
    Name/Position

Date: 9/13/04
     ----------------------------------


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